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                             PERFORMANCE FUNDS TRUST
                              THE MONEY MARKET FUND
                      THE SHORT TERM GOVERNMENT INCOME FUND
                   THE INTERMEDIATETERM GOVERNMENT INCOME FUND
                            THE LARGE CAP EQUITY FUND
                             THE MID CAP EQUITY FUND
                            THE SMALL CAP EQUITY FUND
                             THE LEADERS EQUITY FUND
                                 (EACH A "FUND")

                     Supplement Dated March 20, 2002 to the
              Class A and Class B Prospectus Dated October 1, 2001,
            Institutional Class Prospectus dated October 1, 2001 and
            Statement of Additional Information Dated October 1, 2001

This Supplement is provided to update, and should be read in conjunction with, the information provided in each Fund's Prospectus and Statement of Additional Information.

ADVISER CHANGE

Effective June 1, 2002, Trustmark Investment Advisors, Inc. ("TIA") will serve as Investment Adviser to Performance Funds Trust (the "Trust") pursuant to a Transfer and Assumption Agreement with Trustmark National Bank N.A. ("Trustmark"). At a meeting held on February 5, 2002, the Board of Trustees of the Trust approved the termination of the Transfer and Assumption Agreement (the "Assumption Agreement") between the Trust, Trustmark, and Trustmark Financial Services, Inc. ("TFSI"), each Fund's current investment adviser and the retention of TIA as the Investment Adviser, subject to the effectiveness of TIA's registration as an investment adviser under the Investment Advisers Act of 1940. TIA, a wholly-owned subsidiary of Trustmark, is a newly-registered investment adviser. Pursuant to the Assumption Agreement, TIA will assume and perform all duties and obligations of Trustmark under the Master Investment Advisory Contract between Trustmark and the Funds (the "Advisory Contract"). Trustmark has agreed under the Assumption Agreement that the assumption of its duties and responsibilities by TIA does not relieve Trustmark of its obligations to the Trust for performance of the terms, covenants, obligations and duties contained in the Advisory Contract. No changes to the Funds, including their advisory fees, other fees, and the identities of key personnel and portfolio managers, will occur as a result of the Assumption Agreement.

INVESTMENT POLICY CHANGES

In connection with recent regulations regarding minimum investment policies and names of mutual funds, the changes set forth below become effective April 1, 2002. With respect to each 80% investment policy, the Fund will provide notice to shareholders at least 60 days prior to any change to such policy.

THE SHORT TERM GOVERNMENT INCOME FUND. In pursuit of its investment objective, the Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Fund may also invest, under normal conditions up to 20% of its assets in domestic and foreign bank obligations, commercial paper, investment grade corporate debt securities, investment grade mortgage and asset-backed securities and other debt securities, including money market securities which are of comparable quality in the Adviser's opinion.


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THE LARGE CAP EQUITY FUND. In pursuit of its investment objective, the Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large, well-established companies with market capitalization exceeding $3 billion at the time of purchase. Equity securities include common stock, preferred stock and convertible securities. In addition, the Fund may invest up to 35% of its total assets in foreign securities and American Depositary Receipts ("ADRs"). The Fund may also invest, under normal conditions up to 20% of its assets in small capitalization stocks (i.e., stocks issued by companies with market capitalizations of less than $3 billion), warrants, money market instruments and stock or index options and futures.

THE MID CAP EQUITY FUND. In pursuit of its investment objective, the Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of mid-sized companies listed on the S&P MidCap Index. Equity securities include common stock, preferred stock and convertible securities. In addition, the Fund may invest up to 35% of its total assets in foreign securities and ADRs. The Fund may also invest, under normal conditions up to 20% of its total assets in equity securities of larger capitalized companies, warrants, money market instruments and stock or index options and futures.

THE SMALL CAP EQUITY FUND. In pursuit of its investment objective, the Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small capitalized companies representing the major economic sectors comprising the S&P SmallCap 600 Index. Equity securities include common stock, preferred stock and convertible securities. In addition, the Fund may invest up to 35% of its total assets in foreign securities and ADRs. The Fund may also invest, under normal conditions up to 20% of its total assets in equity securities of larger capitalized companies, warrants, money market instruments and stock or index options and futures.

THE LEADERS EQUITY FUND. In pursuit of its investment objective, the Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies with market capitalizations greater than $500 million at the time of purchase. Equity securities include common stock, preferred stock and convertible securities.

SMALL CAP EQUITY FUND CLOSED TO NEW INVESTORS; SHAREHOLDERS TO VOTE ON LIQUIDATION. Effective March 20, 2002, shares of The Small Cap Equity Fund will no longer be available for purchase. On March 19, 2002, the Board of Trustees of the Trust approved on behalf of the Small Cap Equity Fund, and recommended for shareholder approval, a Plan of Liquidation in which the Fund's assets will be liquidated. Shareholders of the Small Cap Equity Fund as of the record date March 20, 2002 will receive proxy materials covering the proposals for the liquidation of the Fund in connection with the Fund's Shareholder Meeting to be held May 3, 2002.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE